SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated October 12, 2005
to Prospectus Dated May 1, 2005

Effective October 1, 2005, the portfolio manager of the Series D (Global Series) is Rajeev Bhaman, who is the person primarily responsible for the day-to-day management of the Series' investments. The Prospectus is updated by deleting the section, Portfolio Managers — Series D (Global Series), and replacing it with the following:

SERIES D (GLOBAL SERIES)

Rajeev Bhaman, Vice President of OppenheimerFunds, and co-portfolio manager of other OppenheimerFunds funds since 2004. Prior to joining OppenheimerFunds in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman holds a B.A. and a M.B.A. from Cornell University as well as a M.B.A. in International Business from the Katholieke Universiteit te Leuven in Belgium. He is a Chartered Financial Analyst charterholder.

Please Retain This Supplement For Future Reference